                                  EXHIBIT 10.5

               JOB TRAINING PARTNERSHIP ACT ("JTPA") OFF-THE-SHELF
                        VENDOR/VOUCHER TRAINING AGREEMENT
                               DATED JULY 1, 1999


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                     STANDARD TERMS AND CONDITIONS FOR JTPA
                 OFF-THE-SHELF VENDOR/VOUCHER TRAINING CONTRACTS

         DEFINITIONS.

         For purposes of this Agreement, including all Exhibits thereto, the following definitions shall govern its interpretation. In the event of any omission or conflict in the definition or interpretation of any term defined herein, the parties agree that such term or interpretation shall be made in a manner consistent with said terms as defined or explained in the Job Training Partnership Act (29 USC Section 1501, et seq), as amended, or implementing regulations.

         "ACT" OR "JTPA" shall mean the Job Training Partnership Act (29 USC
Section 1501 et seq.), as amended, and implementing regulations (20 CFR Section 626 et seq.), as amended.

         "AGREEMENT" shall mean the agreement by and between the Contractor and the County of Los Angeles, which agreement shall include the main document and all exhibits referenced thereto within the Agreement.

         "ALLOWABLE COSTS" shall have the same meaning as that provided in 20 CFR Section 627.435.

         "CLASSROOM TRAINING" shall include competency based training conducted in an institutional setting for vocational education which is designed to provide individuals with the technical skills and information required to perform a specific job or group of jobs.

         "CLIENT" OR "PARTICIPANT" shall have the same meaning as that provided in 20 CFR Section 626.5.

         "COMMERCIALLY AVAILABLE OFF-THE-SHELF TRAINING PACKAGE" shall mean a training package sold or traded to the general public in the course of normal business operations, at prices based on established catalog or market prices. (20 CFR Section 626.5)

         "CONTRACTOR" shall mean the agency or individual contracting with the County of Los Angeles under the terms of this Agreement.

         "COUNTY" shall mean the County of Los Angeles, a recipient of federal job training funds through the California Employment Development Department.

         "DOL" shall mean the United States Department of Labor, including without limitation, its Employment and Training Division and other divisions and units administering the Act.

         "DOT CODES" shall mean the nine-digit Dictionary of Occupational Titles ("DOT") codes designating a job or occupational title. DOT Codes are available at EDD offices or at a public library.


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         "EDD" shall mean the Employment Development Department of the State of
California, including its Employment and Training Division and other divisions and units administering the Act.

         "EMPLOYMENT & TRAINING DIRECTOR" shall mean the Employment and Training director of the County of Los Angeles.

         "ISS" shall mean an individual service strategy which shall have the same meaning and limitations as set forth in 20 CFR Section 628.520.

         "OBJECTIVE ASSESSMENT" shall have the same meaning and limitations as set forth in 20 CFR Section 628.515.

         "PIC" shall mean the Private Industry Council of the County of Los Angeles, organized and existing pursuant to the Act.

         "STAND-IN COSTS" shall mean cost paid from non-federal sources that are proposed to be substituted for federal costs that have been disallowed as a result of an audit or other review. Limitations to use of stand-in costs are set forth in 20 CFR Section 626.5.

         "SUPPORTIVE SERVICES" shall mean services which are necessary to enable an individual eligible for training under the JTPA, but who cannot afford to pay for such services, to participate in a training program funded under the Act. Such supportive services may include transportation, health care, financial assistance drug and alcohol abuse counseling and referral, individual and family counseling, special services and materials for individuals with disabilities, job coaches, child care and dependent care, meals, temporary shelter, financial counseling, and other reasonable expenses required for participation in the training program and may be provided in-kind or through cash assistance.

          ASSURANCES/CERTIFICATIONS.

     The Contractor provides the following assurances and certifications, and agrees to the following terms:

               COMPLIANCE WITH LAWS.

                  The Contractor certifies and agrees that it will fully comply with all applicable requirements of the JTPA, all State and federal regulations issued pursuant to the Act, and all applicable ordinances, rules, policies, directives, and procedures for which the Contractor is provided actual or constructive notice. The County reserves the right to review the Contractor's procedures to ensure compliance with the statutes, ordinances, regulations, rules, rulings, policies and procedures of the State and the federal government.


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                  The Contractor certifies and agrees that it shall comply with all applicable federal, State and local laws, rules, regulations, ordinances, and directives, and all provisions required to be included in this Agreement are incorporated by this reference. The Contractor shall indemnify and hold the County harmless from any loss, damage or liability resulting from a violation by the Contractor, its agents, officers and employees of any such laws, rules, regulations, ordinances, and directives.

                  DEBARMENT AND SUSPENSION. The Contractor certifies that it has not been subject to debarment and suspension and will immediately inform the County of any future debarment or suspension. Said certification, which shall be in the form attached hereto as Exhibit A-1, shall be submitted to the County no later than execution of this Agreement by Contractor.


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

                  RELOCATION.

                  The Contractor certifies that no funds, materials, property or services provided directly or indirectly under the terms of this Agreement shall be used, or proposed for use, to encourage or to induce the relocation of an establishment to a new labor market area that results in loss of employment of any employee of the company at the original site. The contractor further certifies that funds shall not be used to assist in relocating a company for the first 120 days after commencement of operations.

                  If Contractor has relocated within the last 120 days of the effective date of this Agreement, Contractor shall certify that such relocation has not resulted in the loss of employment for any employee at the original location. Said certification, which shall be in the form attached hereto as Exhibit A-2, shall be submitted to the County no later than execution of this Agreement by the Contractor.

                  DUPLICATION OF SERVICES.

                  The Contractor assures that Pell, SEOG and/or other federal, State, or local grants available to the student and JTPA funds will not be obligated, authorized or used for the same expenses.

                  The Contractor shall fully disclose to the JTPA Client the total financial obligations of the training, the investment being made by JTPA, grants, Work Study, and any and all other contributions to the education of the client. The contractor will furnish a copy of the written disclosure to the County.

                  Should there be a financial aid package developed and supported by the Contractor for the JTPA Client, it may include student loans so long as there is documentation that the JTPA client is informed in writing that JTPA funds will not be available to repay the loans. The client must further be informed that the decision to secure a student loan is an independent act of the client and not a part of the authorized JTPA commitment. Involuntary and/or duplicative loans are deemed to violate the JTPA.

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                  ADMINISTRATIVE AND PERSONNEL PROCEDURES. Contractor warrants that it has adopted, shall retain, and make available upon request from the County, the following documents and amendments thereto:

                  Contractor's financial and accounting procedures, which incorporate Generally Accepted Accounting Principles (GAAP). Contractor shall also adhere to applicable requirements of OMB Circular A-128 and A-133.

                  Contractor's personnel policy, which incorporates due process protection of standard personnel procedures, and which the Contractor agrees to abide by in the performance of this Agreement.

                  A grievance procedures available to participants which is consistent with applicable JTPA rules and regulations (e.g., 20 CFR 627.504).

                  OTHER AGREEMENTS.

                  A copy of any agreements between the Contractor and other public or private organizations which directly impact activities funded under this Agreement shall be kept on file at the Contractor's offices and shall be provided to the County upon request. The Contractor shall also notify the County of any default, termination, or finding of disallowed costs under these agreements.


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                  The Contractor warrants that no other funding source will be billed for services that are provided and paid for by the County under this Agreement.

                  EEO/AFFIRMATIVE ACTION. The Contractor, in performing all obligations under the terms of the Agreement, assures that it will administer the program with safeguards against fraud and abuse as set forth in the Act and JTPA regulations; that no portion of this Agreement will in any way discriminate against, deny benefits to, deny employment to, or exclude from participation any person on the grounds of race, color, national origin, religion, sex, handicap, or political affiliation or belief.

                  NONDISCRIMINATION IN EMPLOYMENT.

                  The Contractor certifies that all persons employed by the Contractor, its affiliates, subsidiaries, or holding companies are and will be treated equally without regard to race, religion, ancestry, national origin, sex, age, condition of physical disability, marital status or political affiliation, and in compliance with all applicable federal and State anti-discrimination laws, regulations, and directives.

                  The Contractor shall take affirmative action to ensure that qualified applicants are employed and that employees are treated during employment without regard to race, religion, ancestry, national origin, sex, age, condition of physical disability, marital status or political affiliation. Such action shall include, but not be limited to the following: employment, upgrading, demotion, transfer, recruitment or recruitment advertising, layoff or termination, rates of pay or other forms of compensation and selection for training, including apprenticeship.

                  The Contractor shall deal with its subcontractors, bidders, or vendors without regard to race, religion, ancestry, national origin, sex, age, condition of physical disability, marital status or political affiliations.

                  The Contractor shall allow County representatives access to its employment records during regular business hours to verify compliance with the provisions of this Agreement when the County requests. If the County finds that any of these provisions have been violated,


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such violation shall constitute a material breach upon which the County may terminate or suspend this Agreement. While the County retains the right to determine independently that the anti-discrimination provisions of this Agreement have been violated, in addition, any determination by the California Fair Employment and Housing Commission or the federal Equal Employment Opportunity Commission that the Contractor has violated State or federal anti-discrimination laws or regulations shall also constitute a finding by the County that the Contractor has violated the anti-discrimination provision of this Agreement.

                  CIVIL RIGHTS LAWS. The Contractor assures and certifies that it shall comply with all applicable federal and State statutes to the end that no person shall, on the grounds of race, religion, ancestry, national origin, sex, age, condition of physical disability, marital status or political affiliation, be excluded from participation in, be denied the benefits or, be otherwise subjected to discrimination under this Agreement or under any project, program or activity supported by this Agreement.

                  WAGE AND HOUR LAWS. The Contractor shall indemnify, defend, and hold harmless the County, its agents, officers and employees from any and all liability including, but not limited to, wages, overtime pay, liquidated damages, penalties, court costs, and attorneys' fees arising under any wage and hour law including, but not limited to, the federal Fair Labor Standards Act, as amended, for


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services performed by the Contractor's employees for which the County may be found jointly or solely liable.

                  SAFETY AND WORKING CONDITIONS. Applicable local, State and federal health and safety standards shall be observed. If a JTPA participant or Contractor employee is in a position not covered under the Occupational Health and Safety Act of 2070, as amended (29 USC Section 651 ET SEQ.), Contractor assures that such participant or employee will not be required or permitted to work, be trained, or receive services under working conditions which are unsanitary, hazardous or otherwise detrimental to the person's health or safety.

                  EMPLOYMENT ELIGIBILITY VERIFICATION.

                  The Contractor warrants and certifies that it fully complies with all federal, state and local statutes, ordinances, and regulations regarding the employment eligibility of aliens and others, and that all persons performing services under the Agreement are eligible for employment in the United States.

                  The Contractor shall indemnify, defend and hold the County harmless from any employer sanctions or other liability which may be assessed against the County by reasons of the Contractor's failure to comply with the foregoing.

                  The Contractor represents that it has secured and retained all required documentation verifying employment eligibility of its personnel. The Contractor shall secure and retain verification of employment eligibility from any new personnel and, to the extent applicable, JTPA Clients participating in or receiving services under this Agreement, in accordance with applicable provisions of law.

                  DRUG FREE WORKPLACE COMPLIANCE. The Contractor hereby warrants and certifies that it shall comply with California Drug-Free Workplace Act of 2090 (CAL. GOV. CODE SECTION 8350 ET SEQ.), as amended, including provision of the requisite certification as set forth therein.

                  CONFLICT OF INTEREST/CONTRACTS PROHIBITED.


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                  The Contractor represents and warrants that no county employee whose position enables him/her to influence the award of this Agreement, and no spouse or economic dependent of such employee, is or shall be employed in any capacity by the Contractor, or shall have any direct or indirect financial interest in this Agreement.

                  The Contractor represents and warrants that it is aware of, and its authorized officers have read, the provisions of Los Angeles County Code Chapter 2.180 entitled "Contracting With Current or Former County Employees," and that execution of this Agreement will not violate those provisions. Anyone who is a former employee of the County at the time of execution of this Agreement or who subsequently becomes affiliated with the Contractor in any capacity shall not participate in the provision of Services provided under this Agreement or share in the profits of Contractor earned for a period of one year from the date he/she separated from County employment.

                  LOBBYING.

                  The Contractor certifies that none of the funds, materials, property or services provided directly or indirectly under the terms of this Agreement shall be used for or to promote any partisan or non-partisan political activity; support or defeat any pending legislation or administrative regulation; or for any sectarian purpose or activity.

                  The Contractor certifies that each County lobbyist as defined in Los Angeles County Code Section 2.160.010, retained by Contractor, shall fully comply with the County Lobbyist Ordinance, Los Angeles County Code Chapter
2.160. Failure on the part of any County lobbyist retained by Contractor to fully comply with the County Lobbyist Ordinance shall constitute a material breach of this Agreement upon which County may immediately terminate or suspend this Agreement.

                  LEGAL AUTHORITY.

                  The Contractor gives assurance and certifies that it possesses the legal authority to execute the proposed program, that a resolution, motion, or similar action has been duly adopted


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or passed as an official act of the Contractor's governing body, authorizing receipt of the funds, and directing and designating the authorized representative(s) of the Contractor to act in connection with the program specified and to provide such additional information as may be required by the County, State, or any agency of the federal government.

                  The Contractor represents and warrants that its signatory to this Agreement is fully authorized to obligate or otherwise bind the Contractor.

                  LIMITATION ON CORPORATE ACTS. The Contractor shall not amend its articles of incorporation or bylaws, move to dissolve or transfer any assets derived from funds provided under Section 3 of the foregoing Agreement, or take any other steps which may materially affect the performance of this Agreement without first notifying the County in writing. The Contractor shall notify the County immediately in writing of any change in the Contractor's corporate name.

                  TERMINATION FOR IMPROPER CONSIDERATION. County may, by written notice to Contractor, immediately terminate the right of Contractor to proceed under this agreement if it is found that consideration, in any form, was offered or given by Contractor, either directly or through an intermediary, to any County officer, employee or agent with the intent of securing the Agreement or securing favorable treatment with respect to the award, amendment or extension of the Agreement or the making of any determinations with respect to the Contractor's performance pursuant to the Agreement. In the event of such termination, County shall be entitled to pursue the same remedies against Contractor as it could pursue in the event of default by the Contractor.

         Contractor shall immediately report any attempt by a County officer or employee to solicit such improper consideration. The report shall be made either to the County manager charged with the supervision of the employee or to the County Auditor-Controllers Employee Fraud Hotline at (213) 974-0914 or (800) 544-6861.

         Among other items, such improper consideration may take the form of cash, discounts, service, the provision of travel, entertainment, or tangible gifts.
         PROVISION OF SERVICES


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                  SERVICES. The Contractor shall perform all Services under the terms of this Agreement in accordance with the Statement of Work, attached to the Agreement as Exhibit B and incorporated herein by this reference, at a level of performance as determined by the County.


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                  NON-AUTHORIZED PARTICIPANTS. The Contractor agrees that all costs incurred which are related to a participant who is enrolled without written authorization from the County prior to enrollment shall be the sole responsibility of the Contractor.

                  PARTICIPANT COMPLETION. The Contractor shall provide each participant who completes the program a certificate of successful completion and competency achievement and maintain copies of completed and scored tests described in Exhibit C (Completion Competencies) in participant files.

                  JOB PLACEMENT. The Contractor shall provide placement services to JTPA participants that are comparable to services provided to all other Contractor students.

                  Placement wages must, at a minimum, be:

-    $7 per hour for training costs of $3,000 or less;
-    $8 per hour for training costs of $3,001 - $4,000;
-    $9 per hour for training costs of $4,001 - $5,000;
-    $10 per hour for training costs of $5,001 - $6,000;
-    $11 per hour for training costs of $6,001 - $7,000, etc.

               PARTICIPANT TERMINATION. The Contractor agrees to fully comply with the following procedures involving participant termination from the program services offered under the terms of this Agreement (except when such termination results from training/course completion):

                  If a participant chooses to drop out of the program, an exit interview will be held, if possible, to document the reason. The Contractor shall advise the County Employment & Training Director or his designee, and the appropriate referral entity in writing within two (2) business days of learning of a participant's decision.

                  If the Contractor determines that a participant can no longer benefit from the program, the Contractor shall firs notify the County Employment & Training Director or his designee, and the appropriate referral entity. Following such notification, the Contractor shall


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conduct an exit interview, providing information to the participant in accessing other resources which may be available.

                  PERFORMANCE REVIEW. Contractor's performance shall be reviewed quarterly by appropriate County staff and will be based on program performance as set forth in Section 307 herein.

                  CONTRACTOR PERFORMANCE STANDARDS. Contractor shall AT MINIMUM BE REQUIRED TO OBSERVE THE FOLLOWING STANDARDS:

                  JTPA clients are treated with courtesy and respect.

                  JTPA clients compared to other students, receive equal or better training, counseling, and job placement assistance.

                  The Contractor organization screens prospective students and accepts only those JTPA clients expected to complete the training and secure a training related, unsubsidized job paying industry appropriate wages, benefits and hours.

                  JTPA/County required documentation is accurate and timely, including Contractor insurance documents, client attendance records, client progress reports, MIS forms, Contractor invoices/vouchers, and placement verification from employers.

                  95% of the JTPA clients enrolled SHALL complete the training.

                  80% of the JTPA clients who complete the training secure, within 90 days of completion, a JTPA training-related, unsubsidized, full-time job with appropriate wages, benefits, and hours.

                  The Contractor shall not use JTPA funds paid under the terms of this Agreement in litigation against the County, the State, or DOL or other federal agency, nor for any action or activity inconsistent with the JTPA or federal JTPA regulation whatsoever.

                   FAILURE TO MEET THE CONTRACTOR PERFORMANCE

                   STANDARDS SHALL BE GROUNDS FOR TERMINATION.

                  TIME OF PERFORMANCE. The term of this Agreement shall be as set forth in Section 4 of the foregoing Agreement, and any additional period of time as is required to


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complete necessary close out activities, provided that said term is subject to the provisions of Section 400, Section 600, and Section 800 herein. Performance shall not commence until the Contractor has obtained the approval of the Employment and Training Director of those certifications and assurances set forth in Section 200, and those documents as specified in
Section 311.

                  ACTIVITIES PROHIBITED.

                  Funds, materials, property or services provided directly or indirectly under the terms of this Agreement shall not be used for or to promote any partisan or non-partisan political activity; support or defeat any pending legislation or administrative regulation; or for any sectarian purpose or activity.

                  No funds allocated under the terms of this Agreement shall be used for public service employment.

                  No funds allocated or paid under the terms of this Agreement shall be used for employment generating activities, economic development activities, investment in revolving loan funds, capitalization of businesses, investment in contract bidding resource centers, or similar activities (including foreign travel for these activities). JTPA funds may be used for normal employer outreach and job development activities as set forth in 20 CFR Section 627.225.

                  No currently employed worker shall be displaced by any participant (including partial displacement such as a reduction in the hours of non-overtime work, wages, or employment benefits).

                  No participant shall be employed or job opening filled (1) when any other individual is on layoff from the same or any substantially equivalent job, or (2) when the employer has terminated any regular employee without cause or otherwise reduced its workforce with the intention of filling the vacancy so created by hiring a participant whose wages are subsidized under the Act.


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                  GRIEVANCE PROCEDURES.

                  The Contractor also agrees that it will process all complaint/grievances in accordance with its adopted grievance procedure, and will disseminate a written copy of the procedures to all participants in the normal course of providing Services under the terms of this Agreement. All procedures must be exhausted at the local level in an effort to resolve a complaint/grievance. The Contractor also assures and agrees that it will be bound by decisions issued under the County's JTPA participant grievance procedures.

                  The Contractor shall participate in and be bound by the questioned and/or disallowed costs grievance procedures at the JTPA Service Delivery Area level as set forth in relevant rules, policies and directives issued by the County. Copies of this procedures shall be made available to the Contractor upon request.

                  The Contractor shall assure continued performance of this Agreement during any disputes.

                  CONDITIONS PRECEDENT TO EXECUTION OF AGREEMENT. Except as otherwise provided in writing by the County, prior to the execution of this Agreement you must be an approved vendor in the Southern California Regional Training Vendor Directory (RTVD). The following documents shall be on file with South Bay Private Industry Council:

                  Contractor's Organizational/License Documents

                           Articles of Incorporation, including amendments
thereto, as filed with the Secretary of State.

                           Bylaws including amendments thereto, as adopted by
the Contractor and properly attested.

                           Resolutions of executorial authority or other
corporate actions of the Contractor's governing board, which specify the name(s) of the person(s) authorized to obligate the Contractor and execute contractual documents, if the authorized person is someone other than the Contractor's corporate president. The name(s) and signature(s) of the authorized persons shall also be provided in Section 5 of the foregoing Agreement.


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                           Fictitious Name Statement

                           Current and valid business licenses to conduct
business within the area covered by the Agreement.

                           Statement of business ownership

                           Nonprofit status letter from IRS [i.e., 501(c)(3)]
for nonprofit agencies.

                           IRS taxpayer identification number

                    Contractor's Administrative and Personnel Documents.

                           Two copies of the Contractor's catalog which shall
include the course curriculum/outline, fees and tuition rates, training schedule and refund policy prior to the execution of this agreement. Any changes in a program listed in the catalog, (e.g., tuition, additional tools, certificate) shall be reported to the County within five (5) business days of such change.

                           A Classroom Training Information Summary (Exhibit D)
for the training occupation at the execution of this Agreement. This form shall be attached to the Agreement and by this reference is included as part of the Agreement. A copy of the Post Secondary Council Certificate to provide training in the training occupation shown on the Classroom Training Information Summary must be on file with the County.

                           Contractor's financial and accounting procedures, in
accordance with Section  205 herein.

                           Contractor's personnel policy, in accordance with
Section 205 herein.

                           Contractor's grievance procedure, in accordance with
Section  205 herein.

                  Certifications and Other Required Documents

                           Certification(s) by Council for Private Postsecondary
and Vocational Education (CPPVE), pertaining to facilities, curriculum, and/or instructors. In the event of any changes in facilities, curriculum, and/or instructor(s), or if renewals are required, the Contractor shall obtain CPPVE certification for the changes and renewals and forward copies of same to the County.

                           Certification regarding debarment, in accordance with
Section  202 herein.

                           If the Contractor has relocated within the last 120
days of the effective date of this Agreement, the Contractor shall certify, in a form acceptable to the County, that such relocation has not resulted in the loss of employment for any employee at the original location, in accordance with
Section 203 herein.

                           Proof of insurance as provided in Section  600
herein.


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                           A copy of any agreements between the Contractor and
other public or private organizations which directly impact the activities funded under this Agreement, in accordance with Section 206 herein. Such agreements shall include a record of any JTPA funding received in the last three years, including funding agency, services provided, number of clients served, and funding level.

                  INDEPENDENT CONTRACTOR STATUS. The Contractor shall at all times be acting as an independent contractor. This Agreement is not intended, and shall not be construed to create the relationship of agent, servant, employee, partner, joint venture, or association, as between the County and the Contractor. Contractor understands and agrees that all of Contractor's personnel furnishing services to the County under this Agreement are employees solely of the contractor and not of the County for purposes of workers' compensation liability. The Contractor shall bear the sole responsibility and liability for furnishing workers' compensation benefits to any Contractor personnel for injuries arising from or connected with Services performed under this Agreement.


                                      20
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
Section 100.             DEFINITIONS.................................................................................1

       Section 101.             "Act" or "JTPA" .....................................................................1
       Section 102.             "Agreement" .........................................................................1
       Section 103.             "Allowable costs" ...................................................................1
       Section 104.             "Classroom training" ................................................................1
       Section 105.             "Client" or "participant" ...........................................................1
       Section 106.             "Commercially available off-the-shelf training package" .............................1
       Section 107.             "Contractor".........................................................................1
       Section 108.             "County" ............................................................................1
       Section 109.             "DOL" ...............................................................................1
       Section 110.             "DOT Codes" .........................................................................1
       Section 111.             "EDD" ...............................................................................1
       Section 112.             "Employment & Training Director" ....................................................2
       Section 113.             "ISS" ...............................................................................2
       Section 114.             "Objective assessment" ..............................................................2
       Section 115.             "PIC" ...............................................................................2
       Section 116.             "Stand-in costs" ....................................................................2
       Section 117.             "Supportive services" ...............................................................2

Section 200.             ASSURANCES/CERTIFICATIONS...................................................................2

       Section 201.             Compliance with Laws.................................................................2
       Section 202.             Debarment and Suspension.  ..........................................................2
       Section 203.             Relocation...........................................................................3
       Section 204.             Duplication of Services..............................................................3
       Section 205.             Administrative and Personnel Procedures.  ...........................................3
       Section 206.             Other Agreements.....................................................................3
       Section 207.             EEO/Affirmative Action.  ............................................................4
       Section 208.             Nondiscrimination in Employment......................................................4
       Section 209.             Civil Rights Laws.  .................................................................4
       Section 210.             Wage and Hour Laws.  ................................................................4
       Section 211.             Safety and Working Conditions.  .....................................................5
       Section 212.             Employment Eligibility Verification..................................................5
       Section 213.             Drug Free Workplace Compliance.  ....................................................5
       Section 214.             Conflict of Interest/Contracts Prohibited............................................5
       Section 215.             Lobbying.............................................................................5
       Section 216.             Legal Authority......................................................................6
       Section 217.             Limitation on Corporate Acts.  ......................................................6
       Section 218.             Termination for Improper Consideration.  ............................................6


Section 300.             PROVISION OF SERVICES.......................................................................6

       Section 301.             Services.  ..........................................................................6



       Section 302.             Non-Authorized Participants.  .......................................................7
       Section 303.             Participant Completion.  ............................................................7
       Section 304.             Job Placement.  .....................................................................7
       Section 305.             Participant Termination.  ...........................................................7
       Section 306.             Performance Review.  ................................................................7
       Section 307.             Contractor Performance Standards.  ..................................................7
       Section 308.             Time of Performance.  ...............................................................8
       Section 309.             Activities Prohibited................................................................8
       Section 310.             Grievance Procedures.................................................................9
       Section 311.             Conditions Precedent to Execution of Agreement.  ....................................9
       Section 312.             Independent Contractor Status.  ....................................................10

Section  400.  COMPENSATION.........................................................................................11
       Section  401.   COUNTY OBLIGATION............................................................................11
       Section  402.   TUITION REIMBURSEMENT........................................................................11
       Section  403.   PAY POINTS...................................................................................11
       Section  404.   ELIGIBLE COST................................................................................11
Section  500.  NONCOMPLIANCE SANCTIONS/PENALTIES....................................................................12
Section  600.  INDEMNIFICATION AND INSURANCE........................................................................12
       Section  601.   INDEMNIFICATION..............................................................................12
       Section  602.   INSURANCE....................................................................................12
Section 700.  AUDITS, REPORTS, RECORDS, & DOCUMENTATION.............................................................13
       Section  701.   MONITORING, EVALUATION, AND AUDIT............................................................13
       Section  702.   RECORDS AND REPORTS..........................................................................14
       Section  703.   REPORT RECONCILIATION........................................................................14
       Section  704.   PUBLIC RECORDS/CONFIDENTIALITY...............................................................15
Section 800.  TERMINATION...........................................................................................15
       Section  801.   TERMINATION FOR DEFAULT......................................................................15
       Section  802.   TERMINATION FOR CONVENIENCE..................................................................15
       Section  803.   TERMINATION FOR NON-APPROPRIATION OF FUNDS...................................................16
       Section  804.   TERMINATION FOR INSOLVENCY...................................................................16

                                                                  Page 23 of 7

       Section  805.   TERMINATION FOR STUDENT NON-ATTENDANCE......................................................16
       Section  806.   SUSPENSION OF AGREEMENT.....................................................................16
Section 900  GENERAL PROVISIONS....................................................................................16
       Section  901.   CONTRACT MODIFICATIONS/AMENDMENTS...........................................................16
       Section  902.   ASSIGNMENTS.................................................................................17
       Section  903.   SUBCONTRACTING..............................................................................17
       Section  904.   REPAYMENT...................................................................................18
       Section  905.   PATENT AND COPYRIGHTS.......................................................................18
       Section  906.   NOTICES.....................................................................................19
       Section  907.   WAIVERS.....................................................................................19
       Section  908.   VALIDITY....................................................................................19
       Section  909.   DISPUTES....................................................................................19
       Section  910.   ENTIRE AGREEMENT............................................................................19
       Section  911.   CAPTIONS....................................................................................20

                              COUNTY OF LOS ANGELES
                   DEPARTMENT OF COMMUNITY AND SENIOR SERVICES
              JTPA OFF-THE-SHELF VENDOR/VOUCHER TRAINING AGREEMENT

         THIS AGREEMENT is entered into this 1ST day of JULY 1999, by and between the County of Los Angeles (hereinafter referred to as the "County"), and NOVAQUEST INFOSYSTEM, hereinafter referred to as the ("CONTRACTOR").

                                    RECITALS

         WHEREAS, the County and the Contractor are entering into this Agreement for the purpose of operating classroom training in accordance with applicable provisions of the Job Training Partnership Act, of 1982, as amended (hereinafter referred to as "JTPA" or the "Act") (29 USC Sections 1501 ET SEQ.), its implementing regulations, rules and policies as administered by the County; and

         WHEREAS, the JTPA provides federal funds to the County to provide employment and training programs and services to JTPA-eligible individuals who are facing serious barriers to employment and who are in need of such specialized training to obtain productive employment.

         NOW, THEREFORE, for and in consideration of the foregoing premises and for the express intention of carrying out the purposes of the JTPA as administered in Los Angeles County, the parties do hereby agree as follows:

         SECTION 1. APPLICABLE DOCUMENTS. (a) This Agreement consists of this 4-page document and the following exhibits, inclusive:

                  (1)      Standard Terms and Conditions (Exhibit A)

                  (2)      Statement of Work (Exhibit B)

         (b) CONTRACTOR shall comply with all terms and conditions of this Agreement, including all terms contained in the exhibits hereto.

         SECTION 2. OBLIGATIONS OF THE PARTIES. (a) The Contractor shall provide the Services, as defined in the Statement of Work, for the number of clients stipulated therein and any amendments that apply per the Statement of Work. Services shall include instruction which will assist the client(s) in obtaining the skills necessary to secure and retain full-time training-related employment. The Contractor agrees to operate at a level of performance, as determined by the County, and to otherwise fully comply with the terms and conditions contained in this Agreement.

         (b) The County agrees to compensate the Contractor for the performance rendered hereunder and to provide assistance as set forth in Exhibit B-1.

         SECTION 3. COMPENSATION/OBLIGATED VOUCHERS FUNDS. JTPA Voucher funds shall not exceed the amount(s) listed on the Off-The-Shelf Vendor Client Voucher, per approved training program, per client.

         (a) The County will compensate the Contractor for documented performance, AND SHALL ONLY PAY TOTAL TUITION, MINUS PELL GRANT OR ANY TYPE OF TUITION SUBSIDY.
                  PAYMENT SHALL BE DISBURSED AS FOLLOWS:
                  FIRST PAY POINT                    40%
                  SECOND PAY POINT                   40%
                  THIRD PAY POINT                    20%
                                                     ---
                                            TOTAL    100%

         (b) Payment will be made only when and if the Contractor has (1) invoiced according to the County's instructions, and (2) submitted all required documentation as required by other relevant provisions of this Agreement.

         SECTION 4. TERM. The term of this Agreement shall commence on JULY 1, 1999 and terminate no later than JUNE 30, 2000, except as otherwise provided in this Agreement.

         SECTION 5. NOTICES/AUTHORIZED SIGNATURES. (a) NOTICES: Unless otherwise set forth in this Agreement, notices required or permitted to be given under the terms herein or by any law now or hereafter in effect, shall be sent to:

         (a) County
             Stephanie Klopfleisch, Director      Kenneth Kessler
             Department of Community and          Employment & Training Director
             Senior Services                      Department of Community and
             County of Los Angeles                Senior Services
             3175 West Sixth Street               County of Los Angeles
             Los Angeles, CA  90020-1798          3175 West Sixth Street
                                                  Los Angeles, CA  90020-1798
         (b) CONTRACTOR
                NOVAQUEST INFOSYSTEMS/INETVERSITY
                19951 MARINER AVE., SUITE 100
                TORRANCE, CA  90503
             Attention:    MRS. NOREEN KHAN

         (c) AUTHORIZED SIGNATURES. (1) PERSON(S) AUTHORIZED TO SIGN CONTRACTOR'S REIMBURSEMENT REQUESTS:


                   /s/ Dawn Brooks                     /s/ Nick Miryazdi
                  -------------------------           --------------------------
                  (Authorized Signature)              (Authorized Signature)


                     DAWN BROOKS                        NICK MIRYAZDI
                  -------------------------           --------------------------

                     GOVERNMENT TRNG. ADMIN.            DIRECTOR OF FINANCE
                  -------------------------           --------------------------
                  (Typed Title)                         (Typed Title)


                  (2) Person(s) authorized to sign Contractor's Attendance
                      Sheets:


                     MEENAZ HUDANI       DIR. TECH/SERVICE    /s/Meenaz Hudani
                  ------------------     ------------------   ------------------
                  Typed Name                  Title               Signature



                     RICHARD RASMEY     INSIDE SALES SUPPORT  /s/ Richard Ramsey
                  ------------------     ------------------   ------------------
                  Typed Name                   Title              Signature


                  ------------------     ------------------   ------------------
                  Typed Name                   Title              Signature


         IN WITNESS WHEREOF, the County of Los Angeles and the Contractor have caused this Agreement to be executed on their behalf by their duly authorized representatives.


                                 COUNTY OF LOS ANGELES

                                      By: /s/ Stephanie Kloppfleisch
                                      -----------------------------------------
                                      STEPHANIE KLOPPFLEISCH, Director
                                      Department of Community & Senior Services



Approved as to Form:

Lloyd W. Pellman
County Counsel


By:  /s/ L. Pellman
   ---------------------------------------
     Deputy



                               CONTRACTOR

                               Agency Name:  NOVAQUEST INFOSYSTEM/INETVERSITY
                                           ------------------------------------


                               By:
                                  ---------------------------------------------

                                    MRS. NOREEN KHAN
                                  ---------------------------------------------
                                                      (Print or Type Name)


                                    CHIEF EXECUTIVE OFFICER
                                  ---------------------------------------------
                                                      (Title)

                                    EXHIBIT A



                     STANDARD TERMS AND CONDITIONS FOR JTPA

                 OFF-THE-SHELF VENDOR/VOUCHER TRAINING CONTRACTS